UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2004


                            T-3 ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                       0-19580                  76-0697390
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     or incorporation)                                    Identification Number)


                       13111 Northwest Freeway, Suite 500
                              Houston, Texas 77040
              (Address of Registrant's principal executive offices)

                                 (713) 996-4110
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          99.1  Press Release Dated March 29, 2004



Item 12. Results of Operations and Financial Condition.

     On March 29, 2004, the registrant issued a press release announcing a non cash charge of $16.2 million in continuing operations related to the impairment of goodwill in its Products Segment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      T-3 ENERGY SERVICES, INC.

                                       /s/ Steven J. Brading
                                      ------------------------------------------

                                      Steven J. Brading,
                                      Vice-President and Chief Financial Officer




Date:  March 29, 2004




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                                INDEX TO EXHIBITS

Exhibit
 Number           Identification of Exhibit
--------          -------------------------
 99.1             PRESS RELEASE DATED MARCH 29, 2004